Exhibit 10.25

TERMINATION AND RELEASE OF IRREVOCABLE CONTRACT GUARANTEE

THIS TERMINATION AND RELEASE OF IRREVOCABLE CONTRACT GUARANTEE (this “Release”) is made and entered into as of December 9, 2009, by and among C/R Cobalt Investment Partnership, L.P., C/R Energy Coinvestment II, L.P., Riverstone Energy Coinvestment III, L.P., C/R Energy III Cobalt Partnership, L.P., Carlyle/Riverstone Global Energy and Power Fund III, L.P., Carlyle Energy Coinvestment III, L.P., First Reserve Fund XI, L.P., FR XI Onshore AIV, L.P., GS Capital Partners VI Fund, L.P., GS Capital Partners VI Offshore Fund, L.P., GS Capital Partners V Fund, L.P., GS Capital Partners V Offshore Fund, L.P., KERN Energy Partners I LP, KERN Energy Partners I U.S., LP, KERN Energy Partners II LP, KERN Energy Partners II U.S., LP, Caisse de Dépôt et Placement du Québec, and The Board of Trustees of the Leland Stanford Junior University (each a “Guarantor” and collectively, the “Guarantors”) and ENSCO Offshore Company, a Delaware corporation (the “Contractor”).

W I T N E S S E T H:

WHEREAS, the Guarantors entered into that certain Irrevocable Contract Guarantee, dated as of May 5, 2008 (the “Guarantee”), in favor of the Contractor, pursuant to which, as a condition to the Contractor’s entry into that certain Offshore Daywork Drilling Contract, dated as of May 5, 2008 (the “Rig Agreement”),  with Cobalt International Energy, L.P. (the “Operator”), the Guarantors guaranteed certain payment obligations of the Operator to the Contractor under the Rig Agreement (any and all obligations of each Guarantor under the Guarantee, the “Obligations”);

WHEREAS, the Operator is proposing to effect the sale of shares of common stock of a newly formed corporation, that will wholly own the Operator, to the public in an initial public offering (the “IPO”);

WHEREAS, pursuant to Section 8 of the Guarantee, each Guarantor is required to be released from the Guarantee and its Obligations upon receipt by the Contractor of reasonable substitute credit support reasonably acceptable to the Contractor in the amount of the remaining Obligations of such Guarantor;

WHEREAS, the Operator, the Contractor and JPMorgan Chase Bank, N.A., as escrow agent, have entered into an escrow agreement (the “Escrow Agreement”) pursuant to which the Operator will deposit $186,000,000 in escrow in accordance with the terms of the Escrow Agreement (such escrow arrangement, the “Substitute Credit Support”);

WHEREAS, the Contractor agrees and acknowledges that the Substitute Credit Support is a reasonable substitute credit support for the remaining Obligations as required pursuant to Section 8 of the Guarantee; and

WHEREAS, the Contractor hereby agrees to release the Guarantors from their Obligations under the Guarantee and terminate the Guarantee, effective upon the deposit of $186,000,000 by the Operator into an escrow account in accordance with the terms of the Escrow Agreement, on the terms set forth in this Release.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.             Release.  In consideration of and effective upon the deposit of $186,000,000 by the Operator into an escrow account in accordance with the terms of the Escrow Agreement, the Contractor (on behalf of itself and its successors and assigns) hereby fully and forever releases, discharges and acquits each of the Guarantors (and their respective subsidiaries, affiliates, past and present officers, directors, partners, attorneys, employees, agents, and each of their assigns and their respective predecessors and successors in interest) from the Guarantee and its Obligations (including any and all obligations, liabilities, claims, demands, actions, covenants, and debts of any kind or nature arising out of or relating to the Guarantee).

2.             Termination.  The Guarantee is hereby terminated as of the deposit of $186,000,000 by the Operator into an escrow account in accordance with the terms of the Escrow Agreement and, upon such termination, the Guarantors shall have no further liabilities or obligations thereunder.

3.             Entire Agreement.  This Release contains the complete, exclusive and final agreement between the Contractor and the Guarantors and supersedes any and all prior agreements, arrangements or understandings between the Contractor and the Guarantors relating to the subject matter hereof.  No oral understandings, statements, promises or inducements contrary to the terms of this Release exist.  This Release may be modified only upon the written agreement of the Contractor and the Guarantors.

4.             Counterparts.  This Release may be executed by facsimile or in one or more counterparts, all of which together shall constitute one and the same agreement.

5.             Governing Law.  This Release and the rights and obligations of the parties hereto shall be governed by and construed and enforced in accordance with the laws of the State of New York excluding any conflict-of-laws rule or principle (whether of New York or any other jurisdiction) that might refer the governance or the construction of this Release to the law of another jurisdiction.

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IN WITNESS WHEREOF, the parties hereto have caused this Release to be executed as of the date set forth above.

ENSCO Offshore Company

By:	/s/ Michael Howe
Name:	Michael Howe
Title:	Treasurer

[Signature Page to Termination and Release of Irrevocable Contract Guarantee]

C/R Cobalt Investment Partnership, L.P.
By: Carlyle/Riverstone Energy Partners II, L.P.,
its general partner
By: C/R Energy GP II, LLC, its general partner

By:	/s/ Pierre Lapeyre
Name:	Pierre Lapeyre
Title:	Managing Director

C/R Energy Coinvestment II, L.P.
By: Carlyle/Riverstone Energy Partners II, L.P.
By: C/R Energy GP II, LLC

By:	/s/ Pierre Lapeyre
Name:	Pierre Lapeyre
Title:	Managing Director

Riverstone Energy Coinvestment III, L.P.
By: Riverstone Coinvestment GP, LLC
By: Riverstone Holdings, LLC

By:	/s/ Pierre Lapeyre
Name:	Pierre Lapeyre
Title:	Managing Director

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C/R Energy III Cobalt Partnership, L.P.
By: Carlyle/Riverstone Energy Partners III, L.P., its general partner
By: C/R Energy GP III, LLC, its general partner

By:	/s/ Pierre Lapeyre
Name:	Pierre Lapeyre
Title:	Managing Director

Carlyle/Riverstone Global Energy and Power Fund III, L.P.
By: Carlyle/Riverstone Energy Partners III, L.P., its general partner
By: C/R Energy GP III, LLC, its general partner

By:	/s/ Pierre Lapeyre
Name:	Pierre Lapeyre
Title:	Managing Director

Carlyle Energy Coinvestment III, L.P.
By: Carlyle Energy Coinvestment III GP, L.L.C.
By: TCG Holdings, L.L.C.

By:	/s/ Daniel A. D’Aniello
Name:	Daniel A. D’Aniello
Title:	Managing Director

[Signature Page to Termination and Release of Irrevocable Contract Guarantee]

GS Capital Partners VI Fund, L.P.
By: GSCP VI Advisors, L.L.C.
its general partner

By:	/s/ Ken Pontarelli
Name:	Ken Pontarelli
Title:	Managing Director

GS Capital Partners VI Offshore Fund, L.P.
By: GSCP VI Offshore Advisors, L.L.C.
its general partner

By:	/s/ Ken Pontarelli
Name:	Ken Pontarelli
Title:	Managing Director

GS Capital Partners V Fund, L.P.
By: GSCP V Advisors, L.L.C.
its general partner

By:	/s/ Ken Pontarelli
Name:	Ken Pontarelli
Title:	Managing Director

GS Capital Partners V Offshore Fund, L.P.
By: GSCP V Offshore Advisors, L.L.C.
its general partner

By:	/s/ Ken Pontarelli
Name:	Ken Pontarelli
Title:	Managing Director

[Signature Page to Termination and Release of Irrevocable Contract Guarantee]

First Reserve Fund XI, L.P.
By: First Reserve GP XI, L.P.,
its general partner
By: First Reserve GP XI, Inc.,
its general partner

By:	/s/ J. Hardy Murchison
Name:	J. Hardy Murchison
Title:	Managing Director

FR XI Onshore AIV, L.P.
By: First Reserve GP XI, L.P.,
its general partner
By: First Reserve GP XI, Inc.,
its general partner

By:	/s/ J. Hardy Murchison
Name:	J. Hardy Murchison
Title:	Managing Director

[Signature Page to Termination and Release of Irrevocable Contract Guarantee]

KERN Energy Partners I LP
By: KERN Energy Partners Management Ltd.,
its general partner

By:	/s/ Jeff van Steenbergen
Name:	Jeff van Steenbergen
Title:	Director

KERN Energy Partners I U.S., LP
By: KERN Energy Partners Management Ltd.,
its general partner

By:	/s/ Jeff van Steenbergen
Name:	Jeff van Steenbergen
Title:	Director

KERN Energy Partners II U.S., LP
By: KERN Energy Partners Management Ltd.,
its general partner

By:	/s/ Jeff van Steenbergen
Name:	Jeff van Steenbergen
Title:	Director

KERN Energy Partners II LP
By: KERN Energy Partners Management Ltd.,
its general partner

By:	/s/ Jeff van Steenbergen
Name:	Jeff van Steenbergen
Title:	Director

[Signature Page to Termination and Release of Irrevocable Contract Guarantee]

Caisse de Dépôt et Placement du Québec

By:	/s/ Pierre Lambert
Name:	Pierre Lambert
Title:	Directeur Investissements

By:	/s/ Cyrille Vittecoq
Name:	Cyrille Vittecoq
Title:	Vice-President, Investments

The Board of Trustees of the Leland Stanford Junior University

By: Stanford Management Company, a division

By:	/s/ Mark H. Heyes, PhD.
Name:	Mark H. Heyes, PhD.
Title:	Director Natural Resources Investments

[Signature Page to Termination and Release of Irrevocable Contract Guarantee]